UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 19, 2020

NiSource Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16189	35-2108964
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

801 East 86th Avenue Merrillville, IN	46410
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (877) 647-5990

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	NI	NYSE
Depositary Shares, each representing a 1/1,000th ownership interest in a share of 6.50% Series B Fixed-Rate Reset Cumulative Redeemable Perpetual Preferred Stock, par value $0.01 per share, liquidation preference $25,000 per share and a 1/1,000th ownership interest in a share of Series B-1 Preferred Stock, par value $0.01 per share, liquidation preference $0.01 per share	NI PR B	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

As previously disclosed by NiSource Inc. (the “Company”), the Company and Bay State Gas Company d/b/a Columbia Gas of Massachusetts (“CMA”) sold substantially all of the assets of CMA and certain related assets to Eversource Energy, with the transaction closing on October 9, 2020 (the “Closing”).

In connection with the Closing, Carrie J. Hightman, the Company’s Executive Vice President and Chief Legal Officer, and Chief Executive Officer, CMA, stepped down from her role as Chief Executive Officer, CMA. In addition, on October 19, 2020, it was agreed that Ms. Hightman will be departing the Company on January 29, 2021, and her position overseeing the legal function and directing federal government affairs will be eliminated as of such date. Anne-Marie W. D’Angelo, the Company’s Senior Vice President, General Counsel and Corporate Secretary, will be in charge of the legal function and will serve as an executive vice president reporting to Joseph Hamrock, the Company’s President and Chief Executive Officer, effective January 30, 2021. Ms. Hightman’s responsibilities with respect to directing federal government affairs will be transitioned to the utilities organization upon her departure.

The Company thanks Ms. Hightman for her many years of leadership and service, including her key role with respect to the CMA transaction and the Closing.

Due to the elimination of her position, Ms. Hightman will be eligible to receive benefits upon her departure under the NiSource Inc. Executive Severance Policy, the terms of which are consistent with the executive severance terms described in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 13, 2020.

A copy of the Company’s press release announcing the pending departure of Ms. Hightman is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	NiSource Inc. Press Release dated October 23, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NiSource Inc.
(Registrant)

Date: October 23, 2020	By:	/s/ Anne-Marie W. D’Angelo
Anne-Marie W. D’Angelo
Senior Vice President, General Counsel and Corporate Secretary